March 4, 2016 Investor Presentation Exhibit 99.1

1
1
Forward-looking Statements
When used in this presentation and in documents filed with or furnished to the Securities and Exchange Commission (the “SEC”), or other public shareholder communications,
or
in
oral
statements
made
with
the
approval
of
an
authorized
executive
officer,
the
words
or
phrases
“believe,”
“will,”
“should,”
“will
likely
result,”
“are expected to,” “will continue,” “is anticipated,” “estimate,” “project,” “plans,” or similar expressions are intended to identify “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. You are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date made. These statements may relate to future financial performance, strategic plans or objectives, revenue, expense or earnings projections, or other financial items of Banc of California Inc. and its affiliates (“BANC,” the “Company,” “we,” “us” or “our”). By their nature, these statements are subject to numerous uncertainties that could cause actual results to differ materially from those anticipated in the statements.
Factors that could cause actual results to differ materially from the results anticipated or projected include, but are not limited to, the following: (i) risks that the
Company’s recently completed acquisitions, including the acquisitions of branches from Banco Popular, The Private Bank of California, CS Financial, Inc., and The
Palisades
Group,
may
disrupt
current
plans
and
operations,
the
potential
difficulties
in
customer
and
employee
retention
as
a
result
of
those
transactions
and
the
amount of the costs, fees, expenses and charges related to those transactions; (ii) the credit risks of lending activities, which may be affected by further deterioration in real estate markets and the financial condition of borrowers, may lead to increased loan and lease delinquencies, losses and nonperforming assets in our loan portfolio,
and
may
result
in
our
allowance
for
loan
and
lease
losses
not
being
adequate
to
cover
actual
losses
and
require
us
to
materially
increase
our
loan
and
lease
loss reserves; (iii) the quality and composition of our securities and loan portfolios; (iv) changes in general economic conditions, either nationally or in our market areas; (v) continuation of the historically low short-term interest rate environment, changes in the levels of general interest rates, and the relative differences between short-
and long-term interest rates, deposit interest rates, our net interest margin and funding sources; (vi) fluctuations in the demand for loans and leases, the number of unsold homes and other properties and fluctuations in commercial and residential real estate values in our market area; (vii) results of examinations of us by regulatory authorities and the possibility that any such regulatory authority may, among other things, require us to increase our allowance for loan and lease losses, write-down asset values, increase our capital levels, or affect our ability to borrow funds or maintain or increase deposits, which could adversely affect our liquidity
and
earnings;
(viii)
legislative
or
regulatory
changes
that
adversely
affect
our
business,
including
changes
in
regulatory
capital
or
other
rules;
(ix)
our
ability
to
control operating costs and expenses; (x) staffing fluctuations in response to product demand or the implementation of corporate strategies that affect our work force and potential associated charges; (xi) errors in our estimates in determining fair value of certain of our assets, which may result in significant declines in valuation; (xii)
the network and computer systems on which we depend could fail or experience a security breach; (xiii) our ability to attract and retain key members of our senior management team; (xiv) costs and effects of litigation, including settlements and judgments; (xv) increased competitive pressures among financial services companies; (xvi) changes in consumer spending, borrowing and saving habits; (xvii) adverse changes in the securities markets; (xviii) earthquake, fire or other natural disasters affecting the condition of real estate collateral; (xix) the availability of resources to address changes in laws, rules or regulations or to respond to regulatory actions; (xx) inability of key third-party providers to perform their obligations to us; (xxi) changes in accounting policies and practices, as may be adopted by the financial
institution
regulatory
agencies
or
the
Financial
Accounting
Standards
Board
or
their
application
to
our
business
or
final
audit
adjustments,
including
additional guidance and interpretation on accounting issues and details of the implementation of new accounting methods; (xxii) war or terrorist activities; and (xxiii)
other
economic,
competitive,
governmental,
regulatory,
and
technological
factors
affecting
our
operations,
pricing,
products
and
services
and
the
other
risks
described in this report and from time to time in other documents that we file with or furnish to the SEC. You should not place undue reliance on forward-looking statements,
and
we
undertake
no
obligation
to
update
any
such
statements
to
reflect
circumstances
or
events
that
occur
after
the
date
on
which
the
forward-looking
statement is made.

2 2 We Are California’s Bank Empowering California’s Diverse Private Businesses, Entrepreneurs and Communities

OFFICE OF THE COMPTROLLER OF THE CURRENCY
OUTSTANDING
COMMUNITY REINVESTMENT RATING

3
3
$6.5
$7.9
$26.5
$104.3
FY 2012
FY 2013
FY 2014
FY 2015
$1.7
$3.6
$6.0
$8.2
YE 2012
YE 2013
YE 2014
YE 2015
$8.2
billion
in
Assets
$100+ million in Pretax Income
90 California Banking Locations
+70% CAGR
+153% CAGR
32.3%
Total
Shareholder
Return
FY
2015
16.6% Return on Tangible Common Equity 4Q15
1.0% Return on Assets 4Q15
Total
Assets
Pretax
Income
Banc of California Franchise Value Accelerating
Banc of California named to Forbes Magazine’s 2016 list of America’s 100 Top Banks
1
Source: Bloomberg Total Return Analysis; Total Shareholder Return assumes reinvested dividends (1-1-2015 to 12-31-2015)
2  Dollars in billions   3  Dollars in millions
Loan Offices
Branches

4

$1.2
$2.4
$3.9
$5.2
YE 2012
YE 2013
YE 2014
YE 2015
Total
Loans
($ in billions)
Lending Platform
We Empower California’s Businesses and Entrepreneurs
2015 Loan Originations Over $7 billion
1
Gross loan balances, held for investment
Commercial
Commercial Real Estate
Multi-Family
Residential
SBA
Equipment Finance
Asset Backed Lines of Credit
Warehouse
Construction and Rehabilitation
Entertainment and Private
1

OFFICE OF THE COMPTROLLER OF THE CURRENCY — OUTSTANDING — COMMUNITY REINVESTMENT RATING

World's Largest Financial Literacy Education Event at USC Galen Center

crc
Los Angeles LDC
Project Access Resource Centers
NeighborWorks Orange County
Public Counsel
Partnership for Los Angeles Schools
Habitat for Humanity of Orange County
HPP Cares
MHDC A Non-Profit Corporation
KCCD
LULAC
NAAC National Asian American Coalition
Affordable Housing Clearinghouse
Promises 2 Kids
CHOC
Junior Achievement of Southern California
SAJE
Thai CDC
Foster Care Counts
Heartview Global Foundation
nhs Neighborhood Housing Services of Los Angeles County
pace Pacific Asian Consortium in Employment
CHW
Vermont Slauson Economic Development Corporation
renaissance Entrepreneurship Center
JVS
Fullerton Technology Foundation
meda
LA Conservation Corps
East LA Community Corporation
La Voice Pico
consumer action
Public Advocates Making Rights Real
NCLR National Council of La Raza
national CAPACD
Mary Erickson Community Housing
California Capital
Legacy LA
NCRC National Community Reinvestment Coalition
LATM Los Angeles Team Mentoring
California Coalition for Rural Housing
California Housing Partnership Corporation
Consumer Credit Counseling Service
ACCE
Taller San Jose
The Fair Housing Council of Riverside County, Inc.
NEW New Economics for Women
Opportunity Fund working capital for working people

5

Clinton Global Initiative, America
Community Commitment
SDSU Athletics
Financial Literacy Partnership
Pepperdine
Micro-Enterprise Program
USC Athletics
Financial Literacy Partnership
We Empower California’s Diverse Communities
Largest Independent Bank in California with an Outstanding CRA Rating
World’s Largest Financial
Literacy Education Event

6

$7.9
$26.5
$104.3
FY 2013
FY 2014
FY 2015
$(0.15)
$0.41
$1.34
$1.60
FY 2013
FY 2014
FY 2015
FY 2016
Target
2015 Results Reflect Accelerating Profitability
Growth
Continues
to
Be
Accretive
to
Tax-Adjusted
Earnings,
EPS,
ROA
and
ROTCE
0.00%
0.37%
0.94%
1.00%
FY 2013
FY 2014
FY 2015
FY 2016 Target
0.1%
5.2%
14.2%
15.0%
FY 2013
FY 2014
FY 2015
FY 2016 Target
Pretax
Income
Earnings
per
Share
Return on Tangible Common Equity
Return on Assets
4
4
4
5
Proven ability to generate robust organic growth with compelling marginal economics
1
Return on Assets and Return on Tangible Common Equity based on average assets and average tangible common equity, respectively, over stated time periods
2
Diluted   3
Dollars in millions   4  Normalized to assume full 40% tax rate   5  Excluding expenses related to capital transactions
2
3
1

7

$0.27
$0.31
$0.25
$0.29
$0.32
$0.29
$0.39
$0.32
2Q14
3Q14
4Q14
1Q15
2Q15
3Q15
4Q15
Avg.
FY15
$8.5
$12.2
$4.8
$22.1
$27.4
$23.8
$31.0
$26.1
2Q14
3Q14
4Q14
1Q15
2Q15
3Q15
4Q15
Avg.
FY15
Consistent Progress Toward Long-Term Franchise Value
Seven Straight Quarters Above Consensus EPS Estimates
0.8%
1.0%
0.8%
0.9%
1.0%
0.9%
1.0%
0.9%
2Q14
3Q14
4Q14
1Q15
2Q15
3Q15
4Q15
Avg.
FY15
12%
13%
11%
13%
15%
12%
17%
14%
2Q14
3Q14
4Q14
1Q15
2Q15
3Q15
4Q15
Avg.
FY15
1
Dollars in millions
2
Return on Assets and Return on Tangible Common Equity based on average assets and average tangible common equity, respectively, over stated time periods
Earnings per Share
Pretax Income
Return
on Assets
Return
on
Tangible
Common
Equity
2
2
1

8

8%
1%
4%
5%
5%
6%
6%
7%
8%
9%
9%
14%
14%
16%
17%
17%
24%
12%
13%
26%
BANC
WABC
TCBI
BKU
COLB
EWBC
WAFD
FRC
CBF
SBNY
PACW
WAL
BANR
CVBF
SIVB
BPFH
OPB
BOFI
EVER
HMST
FBC
78%
Median
8.6%
Median
19.6%
Commercial Banks
Mortgage-focused banks
33%
17%
0%
0%
0%
0%
0%
17%
0%
17%
0%
17%
0%
33%
33%
0%
0%
0%
0%
17%
17%
1
Standard deviation as % of average; 2014Q2 –
2015Q3     Source: SNL Financial; FactSet
Note: OPB not available for 2012Q4-2014Q1; CBF estimates not available for 2012Q2; BANR estimates not available for 2013Q4 and 2014Q4
Realized
Earnings
Volatility
1
% of quarters missing median I/B/E/S EPS estimates by more than 5%
Earnings Continue to Exhibit Low Volatility
Reduced Contribution of Mortgage Banking Earnings has Driven Lower Earnings Volatility

9

2016 growth to be focused on
Commercial Banking segment and
net interest income.
Additional capital will enable the
Company to retain additional
originations, favoring net interest
income over gain on sale.
FY 2015
Pretax Income by Business Segment
1
Business Segment Total; excludes unallocated Corporate / Other segment expense
Commercial Banking Segment Drives Earnings Strength
Commercial Banking Expected to Produce over 80% of Segment Fully-Allocated Profits in 2016
Quality earnings has resulted in low earnings volatility with attractive rate of growth
Commercial
Banking
84%
Mortgage
Banking
11%
Financial
Advisory
5%
1

10

$530
$495
$629
$729
$914
4Q14
1Q15
2Q15
3Q15
4Q15
Commercial Banking segment yield
of 4.3% on new loans in 4Q15
Mortgage Banking Segment
production of $951 million in 4Q
Management guidance for 2016
loan production of over $8 billion
Commercial Banking Segment Loan Production
($ in millions)
Accelerating Commercial Banking Loan Production
Achieved 2015 Target of Total Annual Loan Production of over $7 billion

11

Cost of
Deposits:
$4.7
$4.9
$5.1
$5.4
$6.3
4Q14
1Q15
2Q15
3Q15
4Q15
$662
$749
$868
$1,011
$1,121
4Q14
1Q15
2Q15
3Q15
4Q15
0.60%
0.54%
0.50%
0.49%
0.48%
+35%
+69%
0.00%
0.00%
0.00%
0.00%
0.00%
Noninterest-bearing Deposits
Total Deposits
($ in millions)
($ in billions)
1
Core deposits exclude treasury and brokered deposits
Increasingly Valuable Deposit Franchise
Rapid Growth In Noninterest-Bearing Deposits Driving Reduced Cost of Deposits
Record
$540
million
of
growth
in
core
deposit
balances
during
the
fourth
quarter
of
2015
1

12

Expanded
Product
/
Service
Business
Unit Partners
Client
Needs Met
KPIs
Trust Services
–
Private
Bank
–
Retail Bank
–
Financial Institutions Bank
–
Traditional trust services
for high net worth clients
as well as securities
safekeeping
–
Noninterest
Income
–
Deposit
Balances
Foreign
Exchange (F/X)
–
Private Bank
–
Business Bank
–
Retail Bank
–
Foreign currency support
for international business
without balance sheet risk
–
Noninterest Income
Interest Rate Swaps
–
Commercial Real Estate
–
Private Bank
–
Business
Bank
–
Financial Institutions Bank
–
Interest rate risk
management primarily for
real estate secured lending
without balance sheet risk
–
Noninterest Income
–
Lower Interest Rate Risk
Merchant Processing
–
Private
Bank
–
Business Bank
–
Retail Bank
–
Financial Institutions Bank
–
Debit and credit card
processing for business
clients
–
Noninterest
Income
Debit
Card
(MasterCard Principal Issuer)
–
Retail Bank
–
Private Bank
–
Business Bank
–
Financial
Institution Bank
–
Debit card principal issuer
to increase profitability of
debit card business and
leverage expanded client
base
–
Noninterest
Income
Expanding Product Offerings to Support Client Needs
New Products to Provide Incremental Fee-based Revenue in 2016

13

Noninterest Expense and Productivity
Investments in Scalable Platform Yielding Positive Results
1
Includes Mortgage Banking-related commissions, bonus and loan-related expenses
$58.8
$58.3
$64.7
$63.4
$67.9
$13.5
$17.6
$20.6
$17.5
$16.1
$5.9
$2.6
$0.8
$2.7
$78.2
$75.9
$87.9
$81.7
$86.7
4Q14
1Q15
2Q15
3Q15
4Q15
Base
Volume-Related
Acquisition/Non-core
1
$2.6
$3.3
$3.6
$3.5
$4.0
$4.0
$4.1
$4.4
$4.8
4Q13
1Q14
2Q14
3Q14
4Q14
1Q15
2Q15
3Q15
4Q15
Management Guidance
Assets / FTE
Noninterest Expense
Efficiency Ratio
($ in millions)
($ in millions)
FY 2012
FY 2013
FY 2014
FY 2015
FY 2016
86%
92%
88%
75%
65-70%

14

Asset Quality Remains Strong and Stable
Strengthening Credit Metrics Resulting in Increased ALLL / NPL Coverage Ratio
4Q 2014
1Q 2015
2Q 2015
3Q 2015
4Q
2015
% Change
YoY
NPAs
/ Assets
0.65%
0.71%
0.66%
0.62%
0.56%
(14%)
NPAs / Equity
7.7%
8.4%
6.7%
7.0%
7.1%
(8%)
ALLL / NPLs
77%
69%
81%
77%
79%
3%
ALLL / Total Loans
0.75%
0.75%
0.78%
0.74%
0.69%
(8%)
ALLL and
Discount / Total Loans
3.37%
3.27%
2.94%
2.65%
2.66%
(21%)

15

We Believe in California.
Large and
Attractive
Demographic
Base
•
39.1 million population in CA
•
Population
growth
of
4.2%
well
above
national
average
of
3.3%
•
CA
household
income
of
$61,094
is
15%
higher
than
the
national
average
of
$53,046
Solid and
Improving
Employment
Trends
•
5.8%
CA
unemployment
rate
4
;
the
lowest
since
November
2007
4.0%
Orange
County
unemployment
rate
4
•
13.4
million
CA
private
nonfarm
employment
(>11%
of
total
national
employment)
•
874,000 private businesses in California
1
Census.gov (2015 est.); 2 Census.gov (April 1, 2010 to July 1, 2014 ); 3 Census.gov (2009-2013); 4 BLS.gov (December 2015); 5 Census.gov (2013); 6 IMF World
Economic Outlook (July 2015) and BEA Global Insight; 7 LAEDC Economic Forecast (Sept. 2015); 8 Cal Facts, Legislative Analyst’s Office (Dec 2014)
Robust and
Growing
Economy
•
CA
is
the
8
largest
world
economy
with
GDP
of
$2.3
trillion
6
•
CA
accounts
for
>13%
of
total
U.S.
GDP
the
largest
of
any
state
7
•
CA
GDP
grew
by
2.8%
in
2014;
outpacing
national
GDP
growth
of
2.4%
7
Attractive
Investment
Opportunity
•
CA is a national leader in the technology, aerospace and life sciences industries as well as entertainment, tourism and agriculture
•
CA firms have attracted venture capital funding in recent years that has equaled or exceeded the
amount
received
by
firms
in
the
other
49
states
combined
8
•
California banks have historically traded at a premium to national average given attractive market demographics
1
2
3
th
5
5

Los Angeles Times

REUTERS

SAN FRANCISCO BUSINESS TIMES

16

Banc of California has successfully attracted key employees and teams from
New York and Canadian-based competitors
L.A.’s ‘bank to the stars,’ City National Bank,
now under Canadian ownership
CIT
to buy OneWest Bank for more reliable
funding source
S.F. loses another HQ as Union Bank’s
parent moves to New York
1
Dollars in thousands
CA-based Banks
Total Assets
(YE 2005)
Status
Union Bank
$  48,678,662
Acquired
IndyMac Bank
20,329,938
Failed
Downey Savings & Loan
17,094,008
Failed
Wachovia Bank
15,878,043
Acquired
City National Bank
14,398,110
Acquired
Fremont Investment & Loan
11,315,543
Acquired
First Federal Bank of CA
10,455,725
Failed
United Commercial Bank
7,953,849
Failed
Santa Barbara Bank & Trust
6,871,479
Acquired
Greater Bay Bank
6,670,862
Acquired
California National Bank
5,511,818
Failed
Commercial Capital Bank
5,397,227
Acquired
California’s Changing Bank Landscape
Since 2005
California Banking Landscape Increasingly Attractive
California Clients and Employees Expressing Preference for California Banks
1

+40% CAGR
+70% CAGR

+42% CAGR
+69% CAGR

+24% CAGR
+153% CAGR

+6% CAGR
+51% CAGR

17

1
Dollars in billions   2  Dollars in millions   3  Diluted   4
Normalized to assume full 40% tax rate
Deposits
Earnings per Share
Pretax Income
Assets
4
Accelerating Results Under Current Leadership
Platform and Infrastructure Investments Leading to Increased Long-term Value Creation
$0.9
$1.0
$1.7
$3.6
$6.0
$8.2
2010
2011
2012
2013
2014
2015
$0.6
$0.8
$1.3
$2.9
$4.7
$6.3
2010
2011
2012
2013
2014
2015
$(0.31)
$(0.15)
$0.35
$0.39
$0.41
$1.34
2010
2011
2012
2013
2014
2015
($3)
$4
$6
$8
$26
$104
2010
2011
2012
2013
2014
2015
3
1
1
2

18

7.5%
8.2%
9.1%
9.2%
9.2%
9.2%
7.3%
9.3%
10.9%
11.2%
11.4%
11.6%
SIVB
EWBC
BKU
FRC
BOFI
WAL
BANC
OPB
FCB
CVBF
PACW
WAFD
Tangible
Equity
/
Tangible
Assets
(TE/TA)
Peer Median
1
Source: SNL Financial, data as of 12-31-2015
2
9.3% is pro forma for $125 million preferred stock offering completed in February and $70 million in estimated gross proceeds from common stock offering applied to BANC balance sheet as of 12-31-2015
2
New Capital Expected to Facilitate Bank’s Growth to over $10 Billion in Assets; Accelerating EPS growth
9.3%
Strong Equity Position to Support Growth
$200 Million+ of Equity Raised in First Quarter of 2016
Pro-forma for Q1
preferred and
common stock
offerings
9.2%
1

19

1
Time series starts with bank crossing of $2 billion in total assets
Unbounded Opportunity for California Bank Franchises
California Is Ground Zero for Emerging National Bank Franchises
Asset Growth For Premier California Bank Franchises
Year 0 = $2 billion in Total Assets; $ in billions
1
$0
$10
$20
$30
$40
$50
$60
$70
YR0
YR1
YR2
YR3
YR4
YR5
YR6
YR7
YR8
YR9
YR10
YR11
YR12
YR13
YR14
YR15
YR16
YR17
YR18
YR19
YR20
Banc of California
City National
EastWest
Silicon Valley
First Republic

20

Affirming and Increasing FY 2016 Guidance
New Capital will Support Stronger Growth and EPS
Metric
FY 2016
FY 2016
(Q4 2015
Earnings Call)
(Post Capital Offerings)
ROATCE
15%
15%
ROAA
1%+
1%+
Efficiency
Ratio
65% -
70%
65% -
70%
Total Assets
$9.5 billion+
$10 –
$11 billion
Earnings Per Share
$1.55+
$1.60+
1
Excluding expenses related to capital transactions
Management expects total assets to exceed $10 billion during 2H 2016 based on current market conditions.
Management expects to be subject to DFAST requirements beginning in 2018.
Increasing 2016 guidance with additional capital to support accelerated growth
1

21

-0.9%
2.4%
8.2%
8.6%
9.5%
10.1%
19.7%
26.8%
28.0%
29.0%
31.6%
32.3%
45.3%
PACW
SIVB
BOFI
CVBF
EWBC
WAFD
CBF
BKU
FRC
WAL
OPB
BANC
FCB
Total Shareholder Return (FY 2015)
1
Source: Bloomberg Total Return Analysis; Total Shareholder Return assumes reinvested dividends (1-1-2015 to 12-31-2015)
2
Source: SNL Financial; as of March 3, 2016
14.9%
Peer Median
Price / Tangible Book (%)
125%
140%
153%
160%
165%
165%
174%
186%
194%
196%
208%
224%
257%
WAFD
BANC
CBF
SIVB
BKU
FCB
EWBC
OPB
BOFI
PACW
CVBF
FRC
WAL
180%
Peer Median
Strong Shareholder Returns Closing the Valuation Gap
Valuation Provides Compelling Opportunity
1
2

We Are California’s Bank. V I S I O N

M I S S I O N Empowering California’s Diverse Private Businesses, Entrepreneurs and Communities

ve In Empowering

eve In Strong Part

Believe In Califor

BANC OF
CALIFORNIA

W E B E L I E V E We Believe In Empowering Dreams. We Believe In Strong Partnerships. We Believe In California.

ENTREPRENEURIALISM

WE ARE CALIFORNIA'S BANK

Empowering Diverse Private Businesses, Entrepreneurs and Communities Through Our Core Values

OPERATIONAL EXCELLENCE

SUPERIOR ANALYTICS

BANC OF CALIFORNIA